UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust

(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022

(Address of principal executive offices)   (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

  Item 1. REPORTS TO STOCKHOLDERS.

  Annual Report 2008

Focus Fund

Dividend Fund

October 31, 2008

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (collectively the “Funds,” individually the “Focus Fund” and the “Dividend Fund”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc. 116 South Franklin Street, Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus.When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

See Our Web site @ www.tilsonmutualfunds.com

or

Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, (1-888-484-5766)

December 23, 2008

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

During the 2008 fiscal year, the Tilson Focus Fund returned -40.32%, versus a -36.43% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund returned -28.41% versus a -28.00% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized -6.04% return versus a -3.43% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized -0.59% return versus the -2.80% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com. Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Performance as of October 31, 2008
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**	Net Expense Ratio**
Tilson Focus Fund	(40.32)%	(6.04)%	2.95%	1.47%
Tilson Dividend Fund	(28.41)%	(0.59)%	3.54%	1.95%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	(36.43)%	(3.43)%	N/A	N/A
Dow Jones U.S. Select Dividend Total Return Index	(28.00)%	(2.80)%	N/A	N/A
S&P 500 Total Return Index	(36.10)%	(3.84)%	N/A	N/A

Performance shown is for the period ended October 31, 2008. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Funds, including performance data current to the Funds’ most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of the Funds’ shares occurring within one year following the issuance of shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*Annualized since the Funds’ inception date of March 16, 2005.

**The Gross Expense Ratio is from the Funds’ prospectus dated February 28, 2008. The Net Expense Ratio reflects a contractual expense limitation where the Advisor has agreed to waive or reduce certain expenses of the Funds. There can be no assurance that these waivers will continue in the future. The Net Expense Ratio would have been higher without this contractual expense limitation.

Conference Call

During difficult times, we think it’s even more important to communicate with our investors, so we’ve scheduled our first-ever conference call at noon EST on Tuesday, January 13th. To join the call, simply dial (712) 432-1601 and enter this access code: 1023274#. There will be a few minutes of opening remarks and then the managers of both funds will be available to answer questions. We plan to make a transcript of the call available afterward on our web site at www.tilsonmutualfunds.com.

Tilson Focus Fund

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

We are disappointed and embarrassed by our Fund’s dismal performance over the past year, and it is of no consolation that the markets have performed terribly as well. That said, we are not surprised that we occasionally have to endure such unpleasant periods. In our effort to outperform the market over long periods of time, we manage a very concentrated portfolio – hence the word “Focus” in the Fund’s name – so over short periods of time, our results are likely to diverge materially from our benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). Sometimes this divergence is on the upside and sometimes – as over the past year – it’s on the downside.

Our Fund’s performance is particularly galling to us because we correctly identified the housing bubble and anticipated its bursting, so we avoided nearly all investments in the real estate and financial sectors. Our mistake, as we discuss in detail below, is that we failed to see how widespread the damage would be. We thought the bursting of the bubble would create an economic headwind, to be sure, but not cause the near-Armageddon fallout that instead occurred, so we left the portfolio exposed to many retail and consumer-related stocks, which have been crushed. Shame on us.

Today, however, we are focused on the future and we have a great deal of conviction in our current portfolio, though are aware that it might be hard for some of our investors to share our conviction. There’s not much we can do about this other than openly discuss our Fund’s largest positions and why we think they are deeply undervalued and poised to provide future outperformance.

The Challenges of Being a Value Investor

Our Fund’s recent performance highlights why so few people are true value investors: because it’s really hard, both intellectually and, especially during times like these, emotionally as well. To be a successful value investor, one must have three traits: 1) The ability to value a business, which requires a great deal of skill and experience to do with a reasonable degree of accuracy; 2) The patience and discipline to invest long-term, which is completely contrary to most humans’ instincts; and 3) The willingness to endure occasional periods of significant poor performance, which are inevitable when one invests in a concentrated, contrarian fashion.

The pain of seeing a number of our investments decline so quickly is somewhat tempered by the fact that we’ve been through it before (though never to quite the same degree): over the years, we’ve owned a number of stocks that have declined significantly from our initial purchase price.

Dealing with a decline of some sort is almost inevitable in nearly every stock we buy, as we rarely precisely bottom-tick a stock and it immediately goes up after we purchase it. Thus, the key to long-term investment success is not so much being extremely clever in bottom-ticking stocks and more how one deals with the situation once a stock has declined from its initial purchase price. Making the right decision at that time to either sell, hold or buy more is often more important than the initial buy decision.

Overview of the Market and Our Strategy

With nearly every economy around the world in a severe recession and markets down sharply, investors are panicking, fleeing nearly every type of stock, especially those that are small/illiquid and those of companies with exposure to the U.S. consumer. We’re also seeing forced selling in certain stocks. When fund managers get large-scale redemptions, which is not uncommon these days, they need to sell their holdings irrespective of value – and in the case of small-cap stocks, even a single motivated seller can crash a stock 10%, 20% or more. We don’t like being in the position of owning stocks being hit with this type of selling, but we much prefer it to voluntary selling by rational investors. In the former case, as long as one has patience and courage (and, of course, is right about the intrinsic value), we believe stock performance should improve when the forced selling ends, as it eventually does.

In some cases, we’re taking advantage of forced selling by buying stocks at distressed prices, but we are being selective because we want to maintain flexibility and liquidity in our portfolio and also don’t want to buy a stock today when there’s a motivated seller who will be back in the market tomorrow, likely driving it lower still.

The net result of all of these factors is that small-cap companies exposed to the U.S. economy and consumer are in a major bear market far worse than the one in 2002. At current prices, we are delighted to own a number of these stocks, though we certainly regret purchasing them too early. It’s important to note, however, that our investing strategy does not depend on great timing. We think it’s impossible for anyone to consistently buy stocks at their bottoms – and we know we can’t do it. Rather, we focus on being right about the businesses and their intrinsic values.

To this end, we never stop analyzing our positions. In particular, whenever we own a stock that has declined materially, we reassess the investment with an open mind and do one of three things: a) If we conclude that we’ve made a mistake and a margin of safety no longer exists, we’ll sell; b) If intrinsic value has declined, but the stock has declined proportionally, such that there’s still a healthy margin of safety, we’ll usually hold; or c) If intrinsic value has remained constant or risen while the stock has declined, meaning the margin of safety is even greater, we’ll typically buy more.

We remain patient and vigilant, enhance our portfolios wherever we can, and remain well-positioned for a more favorable environment. Our experience has been that the periods of recovery are very rewarding.

Reasons for Underperformance

Many funds that have performed poorly in recent months did so because they had exposure to the housing and/or financial sector and did not anticipate the carnage resulting from the bursting of the credit bubble, especially in the subprime area. With the exception of Resource America, we did not make these mistakes, but rather underperformed primarily because we were too early – though we believe we will eventually be proven right – in some of our retail investments.

Outside of the financial sector, it’s hard to think of a more out-of-favor sector than retail, yet we have ended up heavily invested in this sector.

We didn’t decide to make a sector bet on retail – rather, we own each stock on its own merits – yet one certainly might reasonably ask, “Don’t you guys read the papers? Don’t you know that the U.S. consumer is getting hurt by the bursting of the housing bubble, the credit crunch, higher gas prices, etc.?” Of course we’re aware of this and the possibility that things could get even worse, but:

A) While we wish we had the ability to predict macro factors, we don’t, so when we find a cheap stock that we think has low risk of permanent loss of capital as well as strong upside potential, we usually don’t let worries about macro factors deter us from buying it.

B) The American economy and consumer have proven to be remarkably resilient and our experience is that when the experts are unanimous in their opinion on some macro factor, they’re usually wrong.

C) Finally, we think an extraordinary amount of negativity about the U.S. economy and consumer is already built into the prices of the stocks we own. Barring a recurrence of the Great Depression, we believe the company-specific factors we’ve identified will carry the day and thus we think we will have a chance to capitalize on investment opportunities.

In hindsight, which is always 20/20, we were much too early but from today’s prices we believe we will be rewarded, which is why we still own these stocks.

Largest Holdings

As of October 31st, our 10 largest holdings, accounting for 57.4% of the Fund’s assets, were:

Position	% of Fund	YTD Performance*
1) Stock of Berkshire Hathaway (BRK.B)	10.5%	-18.4%
2) Stock of Resource America (REXI)	8.5	-60.8
3) Stock of Winn-Dixie (WINN)	7.1	-11.0
4) Stock of dELiA*s (DLIA)	6.3	-10.7
5) Stock of Crosstex Energy (XTXI)	5.3	-72.6
6) Stock of EchoStar Corp. (SATS)	5.1	-40.4
7) Stock of Wendy’s (WEN)	4.9	-58.5
8) Stock of Fairfax (FFH)	3.6	-2.0
9) Stock and calls of Target (TGT)	3.2	-19.8
10) Stock of Odyssey Re (ORH)	2.9	7.4
Total:	57.4

* 1/1/08 through 10/31/08. Note that certain positions were acquired during 2008, such that the YTD performance does not reflect the actual gains or losses experienced by the Fund.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

We’d like to share some thoughts on each of these 10 positions:

Berkshire Hathaway

In every investment, we look for securities that we believe are safe, rapidly growing and cheap – and Berkshire has all three in spades. It has one of the few AAA credit ratings in the world, is one of the fastest growing large companies in America (earnings of Berkshire’s operating businesses grew at a 31.7% compounded rate from 1995-2006) and we estimate that it trades at approximately a 20% discount to intrinsic value. In addition, it has exemplary corporate governance and is overseen by Warren Buffett, perhaps the world’s greatest capital allocator.

Resource America

Resource America (REXI) is a rapidly growing asset management company that operates in three segments: Financial Fund Management, Real Estate Management and Equipment Finance. The latter is comprised of the company’s small lease finance business, LEAF Financial Corporation, which originates small-ticket equipment leases and manages those leases for investment partnerships formed by the company. This rapidly growing business managed $1.6 billion of leases as of 6/30/08, and has an origination platform in excess of $1 billion annually.

REXI’s stock has been hammered due to the deteriorating credit environment, which is leading investors to wantonly sell the stock of any company with exposure to structured finance. The business has indeed been impacted by the credit crunch – in particular, its Financial Fund Management business is now in runoff – but we believe that the stock has fallen far more than the decline in intrinsic value, so the margin of safety is even greater today. Specifically, we believe that the value of REXI’s various businesses and assets is well above the current market price.

Winn-Dixie

Winn-Dixie currently operates 521 supermarkets, 70% in Florida and the rest in Alabama, Louisiana, Georgia and Mississippi. Thanks to poor management, run-down stores and fierce competition, the company, which had 1,000 stores at the time, filed for bankruptcy in early 2005. Having shed all of its debt and approximately half of its stores, Winn-Dixie emerged from bankruptcy early this year under the leadership of Peter Lynch, who for the previous three years had been the President and COO of Albertsons, where he’d been in charge of operations, merchandising and marketing for the company’s 2,500 stores. While there, he had led a 200-store asset rationalization and $500 million expense reduction program.

During bankruptcy, Winn-Dixie shed its worst stores and is now investing in the remaining ones (it plans to remodel 75 annually), with good results so far: same-store comps at newly remodeled supermarkets are high and overall same store sales were +3.0% in the quarter that ended Sept. 17, 2008.

Winn-Dixie’s stock is trading at a much lower price-to-sales ratio than its peers today due to lower margins, but we see no reason why, over the next couple of years, they won’t migrate toward normal industry levels, which we believe would result in at least a doubling of the stock. An added bonus is that we think Winn-Dixie would be a nice acquisition for a company seeking to expand in the rapidly growing southeast region.

dELiA*s

We have been buying dELiA*s aggressively and funds we manage now own nearly 10% of the company. This is one of the safest, cheapest stocks we have seen in quite some time.

dELiA*s operates retail stores aimed at teenage girls and also owns and operates a very successful direct marketing business.  We started buying the stock at around $2.00 per share, equal to an enterprise value of about $55 million, based on our belief that its breakup value substantially exceeded $4 per share.

Our investment thesis began to play out in September, when the company announced the sale of part of its direct marketing division for $102 million in cash, or $3.28/share (pre-tax). With the stock at $2.50, we expected it to skyrocket immediately, but instead it has fallen due, we think, to some very motivated sellers and a general collapse in the market, especially for the stocks of small retailers. The stock now trades at a discount to cash, meaning that we are getting the core business for free!

In light of the current environment, one might ask whether a retailer (especially one selling clothing to teenage girls) is worth much, but dELiA*s is actually doing very well. Excellent new management is in place, same store sales were up 5.2% last quarter, margins rose and the stores were comping in the double-digit range in the important back to school season. We are very enthusiastic about the company’s future.

Crosstex Energy Inc.

There was an enormous bubble in energy and commodities from late 2007 through the middle of this year, fueled by leverage and momentum-driven investors. The bubble is now bursting and the prices of oil and natural gas have fallen by more than 50% since July, which has caused numerous stocks in the sector to plunge by even greater amounts.

Historically we have generally not invested much in the energy sector because we find it difficult to predict commodity prices, but we’ll buy almost anything at the right price – and the distress in this sector is presenting us with a handful of attractive opportunities. We especially like a number of the natural gas processing and pipeline companies such as Crosstex, which have limited commodity-price risk and pay out nearly all of their earnings in hefty dividends.

EchoStar Corporation

EchoStar Corp. was spun out of satellite TV company EchoStar Communications at the beginning of this year and is a collection of satellite technology and set-top box businesses run by legendary founder Charles Ergen. The current stock price is so depressed that it is below the company’s cash and investments, meaning an investor is paying nothing for the company’s ample assets and cash flows.

Wendy’s

Following its recent merger with Triarc Companies, Wendy’s is now being run by Nelson Peltz and his team, top operators and capital allocators who engineered a remarkable turnaround at Arby’s and are a good bet, we believe, to do the same with Wendy’s.

Fairfax Financial and Odyssey Re

Canadian insurer Fairfax Financial (we also own one of its subsidiaries, Odyssey Re (ORH)) is a controversial company that has been at the center of a nasty tug-of-war between the company and short-sellers. We rarely get involved in such messy situations, but did in this case because we believe we’re gettinga diverse collection of high-quality insurance businesses at a discount to intrinsic value, plus a free call option on Fairfax and Odyssey Re’s credit-default swap (CDS) portfolios.

Fairfax’s three major insurance subsidiaries (one of which is Odyssey Re) are doing well: they grew 19-22% annually from 2001-2007, their return on equity (ROE) in 2007 ranged from 23%-26%, and their combined ratios fell from 109.4 in 2005 to 95.5 in 2006 to 94.0 in 2007, driving a 32.3% gain in underwriting profit in 2007.

As for the CDS portfolios, Fairfax has already sold more than $2 billion of CDSs for huge profits and, as of October 30th, continued to own $9.8 billion notional amount of CDSs, valued at $596 million, on numerous financial companies including AIG, Fannie Mae, Freddie Mac, Bank of America, MGIC, PMI Group, Radian, Washington Mutual, Societe Generale and XL Capital. Odyssey owns a similar portfolio. It would be hard to construct better portfolios of companies with exposure to the mortgage and credit crises, so if we are right that the financial crisis is far from over, Fairfax and Odyssey Re should benefit enormously.

Both companies reported third quarter earnings on October 30th and their performance was everything we hoped for and more. Fairfax earned over $25 per share during the quarter while Odyssey earned almost $2 per share. In addition to strong earnings, both companies reported increased cash, reduced debt, better than expected underwriting results (even with hurricane Gustav) and further credit-default swap gains (both unrealized and monetized).

With Fairfax’s stock around $280, it trades just above tangible book value. We think its core business is worth 1.3-1.5x book value, so at today’s price, the stock does not fully reflect this value, plus we’re getting a free call option on Fairfax’s CDS portfolio, which could be worth a great deal more. Fairfax shares our view that its shares are cheap and is aggressively buying back its stock. Using the same valuation metrics, Odyssey Re’s stock is comparably cheap.

Target

Target has been hurt by weakening consumer spending (and its shares have been hit even harder), but it remains one of the best-managed and most profitable retailers in the nation. While the unfavorable macro environment will no doubt crimp earnings for some time, Target’s fundamental competitive strengths and potential to generate high returns in the future have not changed. At today’s price, we believe the stock offers little risk of permanent loss of capital and substantial upside.

Conclusion

Our Fund performed dreadfully in its 2008 fiscal year, but we are energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities. We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund

[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

The Tilson Dividend Fund experienced a loss of 28.41% during the fiscal year ending on October 31, 2008, roughly in-line with our benchmark, the Dow Jones U.S. Select Dividend Total Return Index, which declined by 28.00% over the same period. For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund produced an annualized loss of 0.59% versus the benchmark’s loss of 2.80% annualized over the same period.

Quite plainly, we’re deeply disappointed with our recent performance. Our strategy of owning high-quality, reasonably-valued businesses, with a secondary emphasis on income generation, was only a modest help in mitigating our losses relative to the broad market this year. In our semi-annual letter dated April 30, 2008, we voiced caution about the housing downturn and its risks to the economy, but clearly we were unprepared for the intensity of the economic downturn and financial market fallout that’s ensued since then. In our semi-annual letter we also discussed our introduction of index puts to help hedge against a market downturn, but we unfortunately sold our puts far too soon, not recognizing the depths to which the market would fall. Normally, we expect each of the stocks we own to have a sufficient “margin of safety” within the value in order to buffer against extreme declines in price. But this has been a year in which ‘cheap’ just keeps getting cheaper.

During October, the market gave way to panic selling, caused by the urgent need on the part of many mutual funds and hedge funds to raise cash to meet redemptions and withdrawals, as well as the realization that the long-feared recession is now clearly upon us. The need for liquidity in October was far greater than any concern for price or value. On that score, however, we’re deeply thankful to the vast majority of our investors who have stuck with us through this difficult period and thereby prevented us from facing any forced selling of our own.

Lessons from the History Books

October 2008 will go on record as one of the worst stock market performances in history – to be exact, it was the worst month for the S&P 500 in 21 years, and 9th worst ever. As these words are being written, the S&P 500 is down by more than 40% in 2008. There has only been one year in the history of the S&P 500 that was worse: 1931. The combination of real estate, stock market, and bond market declines has likely wiped out something close to a third of the world’s asset value in the past year. The impact on the global economy and financial system will be dire. But how dire will it be? And how long will it last? These are the questions on all of our minds.

The comforts to be derived from a study of history are these: recessions and even depressions don’t last forever, and in past U.S. history, both the economy and the stock market have tended to recover much more quickly than one might expect. In the terrible 1973-1974 bear market (which was the worst recession of the post-war period, caused by high unemployment and extreme price inflation) stocks lost about 40% over two years, only to gain 70% from that point in the next two years. The market fully recovered its losses within 18 months of the bottom.

Portfolio Update

As of October 31st, 2008, the Tilson Dividend Fund was 87% invested in equities, spread across 24 holdings, with the remaining 13% of the Fund’s assets in cash and money market funds. Our long-held preference for high-quality businesses – i.e., those with unique assets, enduring competitive advantages, cash-rich balance sheets, and favorably-trending fundamentals – has taken on amplified significance during this period where both the economy and capital markets are under intense stress. This is a time for owning only the best and the strongest. We believe we’ve positioned the Fund accordingly.

At October 31, 2008, our top 10 positions were as follows:

Position	% of Fund
1) Annaly Capital (NLY)	6.6%
2) Chesapeake Energy (CHK)	5.9
3) Microsoft (MSFT)	5.7
4) EMC Corp (EMC)	5.6
5) Odyssey Re (ORH)	5.1
6) Prospect Capital (PSEC)	5.0
7) Fairfax Financial Holdings (FFH)	4.9
8) eBay (EBAY)	4.8
9) Cisco Systems (CSCO)	4.7
10) PICO Holdings (PICO)	4.4
Total:	52.7%

We normally don’t write about our holdings in great detail, not out of concerns of propriety but because we’ve learned an important psychological lesson over the years – that of confirmation bias. Publicly discussing our holdings and why we hold them creates commitment and the resulting risk of rejecting new information that might disprove our previously voiced opinions in an effort to avoid inconsistency. This is a terrible trait for an investor to have; one needs to be able to assess new information with an unbiased mind in order to see the risks and opportunities clearly, applying special scrutiny to evidence that might be negative to a given investment thesis.

Nevertheless, we hope that a description of the Fund’s large positions and why we own them, might make it easier for our investors to understand our current investment positioning and why we expect to remain invested in the market even during these fearful times. We therefore offer the following commentary on our major holdings. Let us offer this disclaimer, however – our opinions and positions may change at any time for any reason, and the investment opinions expressed about our major holdings are valid based on the information we possess at the time of this writing (November 17, 2008).

Annaly Capital (NLY) is the largest publicly traded mortgage REIT. NLY doesn’t originate mortgages; it just invests in them, and only those with AAA credit ratings issued and backed by an agency of the U.S. government. Essentially, NLY borrows at the wholesale lending rate and invests in mortgages at the retail rate, capturing the spread, just like a bank but without all the expenses of owning branches and without the credit risk (assuming one believes the government will back the debt).

The stock holds particular appeal for us now due to the very favorable steep yield curve environment for NLY, which appears likely to remain in place for quite some time. Now that the U.S. government has essentially made explicit its backing of Freddie Mac and Fannie Mae issued bonds, we believe that NLY offers a much improved risk profile.

NLY has been very capably managed through a variety of interest rate environments, providing investors with a relatively safe ride and reliable income over a meaningful period of time. From its inception as a public company in October 1997 through September 30, 2008, NLY has returned 269% to shareholders (virtually all in the form of dividends) versus about 49% cumulatively from the S&P 500. Of course, in this environment we want to be paid well even for lower-risk ideas. On that score, NLY offers an annualized dividend payout of over 16% on the recent price of $13.

Chesapeake Energy (CHK) is the largest natural gas producer in the United States, accounting for approximately 3.5% of U.S. production in Q3 ‘08. We believe CHK is also potentially one of the most under-valued stocks in the natural gas exploration sector. Chesapeake was among the first companies to see the value in the emerging shale gas plays in North America, and aggressively staked out dominant land holdings, ultimately building the industry’s most impressive resource base. Given the very long lives of these resources, Chesapeake’s huge land position represents a tremendous long-term asset that cannot be duplicated.

The stock has declined by nearly 75% from its high reached in mid-2008 due to the falling prices for natural gas and concern that the company had taken on too much financial leverage. We believe the company has convincingly demonstrated its ability to easily handle its debt through recent (and very favorably priced) asset sales in which it has sold down interests ranging from 20% to 32.5% in its three largest shale properties, raising nearly $9 billion. The company will use these proceeds to fund future drilling costs and pay down debt, the vast majority of which doesn’t begin coming due until 2012. In addition, while the stocks of virtually all energy companies have declined due to falling gas prices, Chesapeake has already hedged future gas sales equaling to more than 70% of its production through the end of 2009 and 40% of 2010 production at average prices well above $8.50, versus the current prices in the $6 range. At recent prices under $20, Chesapeake stock is valued at around just above 2x operating cash flow and at a significant discount to conservative estimates of the net asset value of the resources in place.

Microsoft (MSFT) needs little introduction. The company has over $23 billion in cash sitting on its balance sheet and should continue to produce $18-20 billion in free cash flow annually. At the current price around $20, Microsoft is valued at approximately $150 billion, net of cash, or less than 9x expected 2009 fiscal year free cash flow. The company pays a 3.0% dividend yield, and recently accelerated its stock repurchases, such that we expect shares outstanding to be reduced by 6-10% per year.

EMC (EMC) is the world’s leading provider of information and data storage and management solutions. In today’s digital age, the ability to store, protect and manipulate data is critical to just about every business, and EMC dominates this market. The company is currently generating $2.4 billion in free cash flow per annum. While growth will undoubtedly slow in the tough economy going forward, EMC has recorded 21 consecutive quarters of double-digit revenue growth through Q3 ‘08. EMC has almost $5 billion of excess cash on the balance sheet, and the market value (net of cash) is approximately $16 billion – about 8x free cash flow. The company is on pace to repurchase approximately 6% of the shares outstanding in 2008, and we expect EMC to continue to buy back shares at a similar pace going forward.

Odyssey Re (ORH) and Fairfax Financial Holdings (FFH) are affiliated global insurance companies. Fairfax Financial Holdings is the parent company and owns over 70% of Odyssey Re. Fairfax is run by Prem Watsa, an outstanding investor and businessman who presciently saw very early the potential for credit dislocations in the world financial markets and took direct steps to not only protect his companies from the risks, but to profit immensely from the situation. In an environment in which many insurance companies have seen their investment capital significantly eroded by a combination of terrible capital market conditions and Hurricane Ike, Fairfax has generated record profits by cashing in on a huge portfolio of credit protection that it purchased in late 2006 and early 2007 at dirt cheap prices. To date, Fairfax has recorded total gains of over $2 billion on its credit protection portfolio, in the process increasing shareholder equity by more than 50% in 2007 and by another 15% thus far in 2008. Odyssey Re has enjoyed similar success for the same reasons.

Despite this outstanding performance, the stocks of both companies have now fallen back in the latest market sell-off; Fairfax trades for a rough approximation of its book or liquidation value, and Odyssey actually trades at a slight discount to its book value. Both companies have excellent track records of value creation over longer time periods, and both appear to enjoy strong competitive advantages going forward in light of their capital strength relative to the industry. Odyssey Re has been engaged in repurchasing its own stock aggressively, and has reduced shares outstanding by 15% in just the last six quarters. Fairfax has also recently begun an aggressive share repurchase program as well.

Prospect Capital (PSEC) is a business development company that owns a portfolio of loans that it originates directly to small-to-mid sized companies with annual earnings typically ranging from $4 million to $50 million. Prospect uses less leverage (about 1.7 to 1) than a typical bank’s 12 to 1, but earns a much wider spread than banks. Prospect’s earns about 13% on average on its loans, plus usually receives free “kickers” in the form of additional equity, warrants, royalty rights, or other extras attached to its loans. The company’s loan portfolio value was approximately $14.60 per share as of September 30, 2008, and we believe the company’s portfolio valuations to be very reasonable. For example, the largest asset is a wholly-owned business that produces approximately $18 million in annual cash flow to the company. This asset is valued on the books at only $63 million, or less than 4x cash flow. The stock is currently under $10, approximately 70% of book value. The company pays out virtually all of its income in dividends, and is currently yielding around 18% at recent prices in the $9-10 range. The company recently announced a stock repurchase authorization and the CEO purchased nearly $2 million worth of shares on the open market in October.

eBay (EBAY) operates one of the world’s largest online marketplaces through its trademark auction as well as fixed-price transaction platforms. In addition, eBay owns a second world-class business with excellent long-term growth prospects, PayPal, the dominant online payment system. eBay also has significant excess cash ($3.5 billion) and the business is a tremendous cash generator with free cash flow running at about $2 billion per year. At recent prices of under $13, eBay is selling for less than 7x free cash flow. We believe that eBay is in an excellent position to acquire additional businesses to build out its worldwide marketplace platform and extend its leadership in the online payments area, and the company has also been actively repurchasing its shares in the last year.

Cisco Systems (CSCO) is the world’s leading supplier of data networking equipment and software, with a broad range of products that includes routers, switches, access equipment, and network-management software that allow data communication among dispersed computer networks. In recent years, Cisco has also entered newer markets, such as home networking, security devices, storage technology, and Internet-based telephony. Cisco stands to benefit from the never-ending demand for bandwidth from businesses and consumers alike as more information is transmitted through home and business networks and internet-enabled devices.

While we fully expect tough sledding in the short term for Cisco, we believe that the company can produce $8 billion in free cash flow annually even in a weak economic environment. Like many of our other holdings, Cisco has a bullet-proof balance sheet, with $20 billion in cash. Netting out the cash, Cisco’s market value is currently around $70 billion. While Cisco does not pay a cash dividend, the company has spent $7 billion on share repurchases in the past twelve months, and we expect the company to continue to reduce the share count over time.

PICO Holdings (PICO) is a small holding company with a market value of $341 million at recent prices of around $18. PICO owns a highly unique and hard-to-duplicate collection of assets including 450,000 acres of land in Nevada, a cash hoard of $130 million, and an investment portfolio of about $150 million. Most interesting to us, however, is the company’s large and very valuable inventory of water rights and water-related infrastructure. PICO owns the only privately held water storage facility in Arizona, where the company has been storing water for eventual re-sale since 1998. PICO recently sold its ownership of water storage rights in a water storage facility in California covering 30,000 acre-feet of water for $11.7 million. We believe the value of PICO’s Arizona facility, with total storage capacity of over 1 million acre-feet, is likely to be worth many times the value of the recently sold asset.

Final Thoughts

In summary, we certainly haven’t any idea what the stock market will do in the near term, and we have no control over what other people are willing to pay for our stocks. However, we believe we own a portfolio of very compelling investments that will, given time, produce excellent returns. While recent volatility and panicked selling have pushed many of our stocks to prices far lower than we would have ever expected, we also believe that given a reasonable time horizon, most will recover their value in full – and then some.

Finally, we wish to thank all of our investors for your patience and perseverance during this immensely challenging time. We very much appreciate your continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,

Whitney Tilson and Glenn Tongue Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton and Matthew Richey Co-Portfolio Managers, Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling the Funds directly at (888) 484-5766. The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Tilson Focus Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2008.

Performance Returns for the period ended October 31, 2008.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio
Tilson Focus Fund	(40.32)%	(6.04)%	2.95%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	(20.23)%	$7,977
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	(11.90)%	$8,810
* The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. The redemption fee does not apply to shares purchased by reinvesting dividends. This graph depicts the performance of the Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

	Tilson Focus Fund	Dow Jones Wilshire 5000 Composite Total Return Index (full-cap)
3/16/2005	10,000	10,000
4/30/2005	9,710	9,633
10/31/2005	9,790	10,308
4/30/2006	10,848	11,447
10/31/2006	12,711	12,020
4/30/2007	13,223	13,111
10/31/2007	13,366	13,859
4/30/2008	10,329	12,489
10/31/2008	7,977	8,810

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$772.30	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses, and if any, variable performance incentive fees paid to the Advisor) will be limited to 1.95% of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2008).

Tilson Focus Fund

Schedule of Investments

As of October 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 73.59%				CALL OPTIONS PURCHASED - 5.55%
				*	American Express Co., 01/17/2009
Consumer Discretionary - 20.02%					Strike $50.00	9,700	$ 485
*	Ambassadors International, Inc.	73,078	$ 135,194	*ß	Financial Select Sector SPDR Fund, 11/22/2008
	Barnes & Nobles, Inc.	12,599	237,869		Strike $13.00	24,800	72,416
	Borders Group, Inc.	78,518	266,176	*ß	Financial Select Sector SPDR Fund, 11/22/2008
*	dELiA*s Inc.	261,906	633,813		Strike $14.00	33,000	66,330
*	Premier Exhibitions, Inc.	1,829	1,884	*ß	Financial Select Sector SPDR Fund, 11/22/2008
*	Sears Holdings Corp.	2,757	159,189		Strike $15.00	41,200	54,384
	Target Corp.	174	6,981	*ß	Financial Select Sector SPDR Fund, 11/22/2008
*	TravelCenters of America LLC	27,831	61,228		Strike $16.00	49,600	41,168
	Wendy's / Arby's Group Inc.	135,966	492,197	*	Johnson & Johnson, 01/17/2009
	Whirlpool Corp.	200	9,330		Strike $50.00	400	4,840
			2,003,861	*	Target Corp., 01/17/2009
Consumer Staples - 10.39%					Strike $40.00	16,000	97,600
*	American Italian Pasta Co.	1,436	18,309	*	Target Corp., 01/16/2010
*	Dr. Pepper Snapple Group, Inc.	4,543	104,035		Strike $45.00	25,000	218,125
	The Coca Cola Co.	4,596	202,500
*	Winn-Dixie Stores, Inc	47,610	715,102	Total Call Options Purchased
			1,039,946		(Cost $1,073,676)		555,348
Energy - 9.11%
	Atlas Pipeline Partners, LP	6,133	110,087	WARRANTS - 1.54%
*	Contango Oil & Gas Co.	4,923	270,765	*	GHL Acquisition Corp.	198,370	57,527
	Crosstex Energy, Inc.	51,972	530,634	*	GLG Partners, Inc.	8,317	2,079
			911,486	*	Liberty Acquisition Holdings Corp.	101,326	40,531
Financials - 28.46%				*	TOH Acquisition Co.	113,924	27,342
	American Express Co.	8,215	225,913	*	Trian Acquisition I Corp.	100,907	27,245
*	Berkshire Hathaway, Inc. - Cl. B	274	1,052,160
a	Fairfax Financial Holdings Limited	1,291	362,138	Total Warrants (Cost $365,457)			154,724
*	GHL Acquisition Corp.	52	456
*ε	Greenlight Capital Re Ltd.	3	38	EXCHANGE TRADED FUND - 2.70%
	Leucadia National Corp.	867	23,270	*a	Sears Canada Inc.
*	Liberty Acquisition Holdings Corp.	2,704	21,902		(Cost $352,278)	19,407	270,638
	Odyssey Re Holdings Corp.	7,306	288,149
	Resource America, Inc. - Cl. A	147,328	847,136	INVESTMENT COMPANIES (Closed-End Fund) - 0.16%
	The Goldman Sachs Group, Inc.	221	20,442		BlackRock Enhanced Equity
*	Trian Acquisition I Corp.	377	3,363		Yield Fund, Inc.	1,424	13,685
	Winthrop Realty Trust, REIT	1,408	3,604		Boulder Growth & Income
			2,848,571		Fund, Inc.	440	2,345
Information Technology - 5.61%
*	EchoStar Corp.	26,118	507,212	Total Investment Companies (Closed-End Fund)
*a	Photochannel Networks, Inc.	28,774	54,671			(Cost $13,648)	16,030
			561,883

Total Common Stocks (Cost $11,273,503)			7,365,747

				(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2008
	Shares	Market Value (Note 1)

INVESTMENT COMPANY (Open-End Fund) - 2.40%			Summary of Investments by Industry
§		HighMark 100% US Treasury Money Market Fund, 0.44%		% of Net Assets	Market
(Cost $240,367)	240,367	$ 240,367	Industry		Value
			Consumer Discretionary	25.92%	$ 2,595,064
Total Investments (Cost $13,318,929) - 85.94%		$ 8,602,854	Consumer Staples	10.39%	1,039,946
Other Assets Less Liabilities - 14.06%		1,407,002	Energy	9.11%	911,486
			Financials	32.35%	3,238,078
Net Assets - 100.00%		$10,009,856	Information Technology	5.61%	561,883
			Investment Companies	2.56%	256,397
*	Non-income producing investment.		Total	85.94%	$ 8,602,854
a		Canadian security-represents 6.87% of Net Assets (note 1).
ε		Cayman Islands security represents 0.00% of Net
Assets (note 1).
§		Represents 7 day effective yield at October 31, 2008.
LLC - Limited Liability Company
LP - Limited Partnership
REIT - Real Estate Investment Company
ß

Fair Valued Security. The total fair value of these securities at October 31, 2008 is $234,298, which represents 2.34% of net assets. See Note 1 for more information on fair value pricing of securities.

See Notes to Financial Statements

Tilson Dividend Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2008.

Performance Returns for the period ended October 31, 2008.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio
Tilson Dividend Fund	(28.41)%	(0.59)%	3.54%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	(2.13)%	$9,787
S&P 500 Total Return Index	(13.26)%	$8,674
Dow Jones U.S. Select Dividend Total Return Index	(9.81)%	$9,019
* The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

	Tilson Dividend Fund	S&P 500 Total Return Index
3/16/2005	10,000	10,000
4/30/2005	9,980	9,675
10/31/2005	10,320	10,184
4/30/2006	11,700	11,166
10/31/2006	12,610	11,848
4/30/2007	13,412	12,867
10/31/2007	13,671	13,573
4/30/2008	12,845	12,265
10/31/2008	9,787	8,674

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$762.00	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 1.95% of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.92% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2008).

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 82.16%				LIMITED PURPOSE TRUSTS - 4.93%
				a	AG Growth Income Fund	7,000	$ 118,826
Consumer Discretionary - 12.29%				a	Penn West Energy Trust	9,100	162,526
*	Chipotle Mexican Grill, Inc. - Cl. A †	1,300	$ 65,975
*	Chipotle Mexican Grill, Inc. - Cl. B	4,500	192,465	Total Limited Purpose Trusts (Cost $266,653)			281,352
*	PetMed Express, Inc. †	12,000	211,920
*	P.F. Chang's China Bistro, Inc. †	11,300	231,198	INVESTMENT COMPANY - 12.22%
			701,558	§	HighMark 100% US Treasury Money Market Fund, 0.44%
Consumer Staples - 3.35%					(Cost $696,967)	696,967	696,967
*ε	American Oriental
	Bioengineering, Inc. †	31,300	191,243	Total Investments (Cost $6,956,165) - 99.31%			$ 5,666,731
				Other Assets Less Liabilities - 0.69%			39,623
Energy - 8.84%
	Chesapeake Energy Corp. †	15,200	333,944	Net Assets - 100.00%			$ 5,706,354
*	Contango Oil & Gas Co. †	3,100	170,500
			504,444	*	Non-income producing investment.
Financials - 28.72%				a	Canadian security (note 1).
	Annaly Capital			ε	Chinese security (note 1).
	Management, Inc., REIT	26,900	373,910	π	Israel Security (note 1).
a	Fairfax Financial Holdings Ltd. †	1,000	280,510	†	Portion of security pledged as collateral for call options written.
	Fifth Street Finance Corp.	4,700	31,960	§	Represents 7 day effective yield at October 31, 2008.
	Odyssey Re Holdings Corp.	7,300	287,912	REIT - Real Estate Investment Trust
*a	PICO Holdings, Inc. †	9,900	247,896
	Prospect Capital Corp.	22,500	283,050
	TMX Group, Inc.	5,700	133,617
			1,638,855
Health Care - 2.67%
*π	Syneron Medical Ltd. †	16,200	152,442

Information Technology - 21.46%
*	Cisco Systems, Inc. †	15,100	268,327
*	eBay Inc. †	17,700	270,279
*	EMC Corp.. †	26,900	316,882
*	LoJack Corp.	10,300	45,011
	Microsoft Corp.	14,500	323,785
			1,224,284
Materials - 4.83%
a	Kinross Gold Corp. †	9,800	102,214
*a	Seabridge Gold Inc. †	17,800	173,372
			275,586

Total Common Stocks (Cost $5,992,545)			4,688,412

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2008

CALL OPTIONS WRITTEN		Shares Subject to Call	Market Value (Note 1)	Summary of Investments by Industry
					% of Net Assets	Market
				Industry		Value
				Consumer Discretionary	12.29%	$ 701,558
Common Stocks, Expiration Date, Exercise Price				Consumer Staples	3.35%	191,243
				Energy	8.84%	504,444
*	American Oriental Bioengineering, Inc., 01/17/2009			Financials	28.72%	1,638,855
	Strike $10.00	7,500	$ 2,250	Health Care	2.67%	152,442
*	American Oriental Bioengineering, Inc., 01/17/2009			Information Technology	21.46%	1,224,284
	Strike $12.50	10,700	1,605	Investment Company	12.22%	696,967
*	Chesapeake Energy Corp., 01/17/2009			Limited Purpose Trusts	4.93%	281,352
	Strike $60.00	1,500	150	Materials	4.83%	275,586
*	Chipotle Mexican Grill, Inc., 01/17/2009			Total	99.31%	$ 5,666,731
	Strike $115.00	1,300	65
*	Cisco Systems, Inc., 01/17/2009			Summary of Investments by Country
	Strike $27.50	7,500	525		% of Net Assets	Market
*	Contango Oil & Gas Co., 01/17/2009			Country		Value
	Strike $75.00	1,000	1,450	Canada	19.02%	$ 1,085,344
*	eBay Inc., 04/18/2009			China	3.35%	191,243
	Strike $25.00	5,900	1,239	Israel	2.67%	152,442
*	EMC Corp., 01/17/2009			United States	74.27%	4,237,702
	Strike $17.50	12,000	1,920	Total	99.31%	$ 5,666,731
*	Fairfax Financial Holdings, Ltd., 01/17/2009
	Strike $330.00	500	8,500
*	Kinross Gold Corp., 11/22/2008
	Strike $25.00	1,000	25
*	Kinross Gold Corp., 02/21/2009
	Strike $25.00	2,300	517
*	PetMed Express, Inc., 12/20/2008
	Strike $17.50	12,000	19,200
*	P.F. Chang's China Bistro, Inc., 01/17/2009
	Strike $35.00	2,500	188
*	Pico Holdings, Inc.,04/18/2009
	Strike $45.00	1,300	520
*	Seabridge Gold Inc., 11/22/2008
	Strike $30.00	4,000	200
*	Syneron Medical Ltd.,01/17/2009
	Strike $25.00	4,800	360

Total (Premiums Received $73,909)			$ 38,714

*	Non-income producing investment.

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities

	Focus	Dividend
As of October 31, 2008	Fund	Fund

Assets:
Investments, at cost	$ 13,318,929	$ 6,956,165
Investments, at value (note 1)	$ 8,602,854	$ 5,666,731
Cash	14,169	2,612
Receivables:
Investments sold	1,390,973	111,180
Fund shares sold	1,220	639
Dividends and interest, at value (note 1)	252	3,447
Prepaid expenses
Fund accounting fees	2,250	2,250
Compliance fees	737	646
Other expenses	9,904	8,198
Due from affiliates:
Advisor (note 2)	71,642	13,372

Total Assets	10,094,001	5,809,075

Liabilities:
Call options written, at value (premiums received $73,909)	-	38,714
Payables:
Investments purchased	-	46,962
Fund shares repurchased	66,390	-
Accrued expenses	17,755	17,045

Total Liabilities	84,145	102,721

Net Assets	$ 10,009,856	$ 5,706,354

Net Assets Consist of:
Capital (par value and paid in surplus)	$ 17,117,827	$ 8,018,840
Accumulated net realized loss on investments	(2,391,896)	(1,058,298)
Net unrealized depreciation on investments	(4,716,075)	(1,254,188)

Total Net Assets	$ 10,009,856	$ 5,706,354
Shares Outstanding, $0.001 par value (unlimited shares authorized)	1,392,728	746,428
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$ 7.19	$ 7.64

(a)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations

	Focus	Dividend
For the fiscal year ended October 31, 2008	Fund	Fund

Investment Income:
Dividends	$ 181,860	$ 112,089
Foreign withholding tax	(7,562)	$ (1,889)
Other income	613	6

Total Income	174,911	110,206

Expenses:
Advisory fees (note 2)	237,447	108,947
Advisory performance fees (note 2)	(76,344)	-
Administration fees (note 2)	28,197	24,000
Transfer agent fees (note 2)	28,070	24,298
Fund accounting fees (note 2)	28,583	27,726
Registration and filing administration fees (note 2)	7,993	7,993
Compliance services fees (note 2)	7,750	7,750
Custody fees (note 2)	10,754	7,683
Legal fees	22,716	17,554
Audit and tax preparation fees	15,000	15,000
Registration and filing expenses	19,745	19,521
Printing expenses	3,353	2,531
Trustees' fees and meeting expenses	5,544	5,531
Securities pricing fees	2,938	3,991
Other operating expenses	11,481	8,504

Total Expenses	353,227	281,029

Expenses reimbursed by Advisor (note 2)	(120,411)	(139,264)

Net Expenses	232,816	141,765

Net Investment Loss	(57,905)	(31,559)

Net Realized and Unrealized (Loss) Gain from Investments and Foreign Currency:
Net realized (loss) gain from:
Investment transactions	(635,284)	(1,365,296)
Options	(1,312,417)	306,998
Foreign currency translations	(1,437)	(990)
Change in unrealized depreciation on investments and
translation of assets and liabilities in foreign currencies	(6,187,128)	(1,269,390)

Net Realized and Unrealized Loss on Investments	(8,136,266)	(2,328,678)

Net Decrease in Net Assets Resulting from Operations	$ (8,194,171)	$ (2,360,237)

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund
For the fiscal years ended October 31,	2008	2007

Operations:
Net investment loss	$ (57,905)	$ (140,834)
Net realized (loss) gain from investment transactions and foreign currency translations	(636,721)	1,469,476
Net realized loss from options	(1,312,417)	(73,008)
Change in unrealized depreciation on investments and
translation of assets and liabilities in foreign currencies	(6,187,128)	(517,411)
Net (Decrease) Increase in Net Assets Resulting from Operations Purvi1nbsp;	(8,194,171)	738,223
Distributions to Shareholders: (note 5)
Net realized gain from investment transactions	(1,677,027)	(163,420)
Decrease in Net Assets Resulting from Distributions	(1,677,027)	(163,420)
Capital Share Transactions: (note 8)
Shares sold	2,061,484	15,145,116
Redemption fees	31,702	42,762
Reinvested dividends and distributions	1,581,753	154,118
Shares repurchased	(7,889,133)	(3,111,572)
(Decrease) Increase from Capital Share Transactions	(4,214,194)	12,230,424
Net (Decrease) Increase in Net Assets	(14,085,392)	12,805,227
Net Assets - Beginning of Year	24,095,248	11,290,021
Net Assets - End of Year	$10,009,856	$24,095,248

Undistributed Net Investment Income	$ -	$ -

	Dividend Fund
For the fiscal years ended	2008	2007

Operations:
Net investment (loss) income	$ (31,559)	$ 1,684
Net realized (loss) gain from investment transactions and foreign currency translations	(1,366,286)	1,251,696
Net realized gain from options	306,998	24,833
Change in unrealized depreciation on investments and
translation of assets and liabilities in foreign currencies	(1,269,390)	(624,694)
Net (Decrease) Increase in Net Assets Resulting from Operations Purvi1nbsp;	(2,360,237)	653,519
Distributions to Shareholders: (note 5)
Net investment income	-	(14,411)
Net realized gain from investment transactions	(1,256,548)	(508,945)
Decrease in Net Assets Resulting from Distributions	(1,256,548)	(523,356)
Capital Share Transactions: (note 8)
Shares sold	619,699	2,937,467
Redemption fees	3,958	3,878
Reinvested dividends and distributions	1,236,292	520,760
Shares repurchased	(1,879,717)	(899,649)
(Decrease) Increase from Capital Share Transactions	(19,768)	2,562,456
Net (Decrease) Increase in Net Assets	(3,636,553)	2,692,619
Net Assets - Beginning of Year	9,342,907	6,650,288
Net Assets - End of Year	$ 5,706,354	$ 9,342,907

Undistributed Net Investment Income	$ -	$ -

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the	Focus Fund
fiscal years or period ended October 31,	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$ 13.09	$ 12.61	$ 9.79		$ 10.00
Income from Investment Operations:
Net investment loss	(0.04)	(0.08)	(0.09)		(0.06)
Net realized and unrealized (loss) gain on securities and
foreign currency translations	(4.95)	0.70	2.98		(0.15)
Total from Investment Operations	(4.99)	0.62	2.89		(0.21)
Less Distributions:
Distributions (from capital gains)	(0.93)	(0.16)	(0.08)		-
Total Distributions	(0.93)	(0.16)	(0.08)		-
Paid in Capital
Paid in capital (from redemption fees)	0.02	0.02	0.01		0.00	(b)
Total Paid in Capital	0.02	0.02	0.01		0.00	(b)
Net Asset Value, End of Period	$ 7.19	$ 13.09	$ 12.61		$ 9.79
Total Return (c)	(40.23)%	5.07%	29.74%		(2.10)%
Net Assets, End of Period (in thousands)	$ 10,010	$ 24,095	$ 11,290		$ 6,274
Average Net Assets for the Period (in thousands)	$ 15,830	$ 20,018	$ 8,663		$ 4,558
Ratio of Gross Expenses to Average Net Assets (e)	2.23%	2.53%	3.47%		6.22%	(d)
Ratio of Net Expenses to Average Net Assets (e)	1.47%	1.98%	2.01%		1.95%	(d)
Ratio of Net Investment Loss to Average Net Assets	(0.37)%	(0.70)%	(0.97)%		(1.33)%	(d)
Portfolio Turnover Rate	151.17%	172.24%	84.67%		79.96%

For a share outstanding during the	Dividend Fund
fiscal years or period ended October 31,	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$ 12.65	$ 12.61	$ 10.32		$ 10.00
Income from Investment Operations:
Net investment (loss) income	(0.04)	(0.01)	0.04		(0.01)
Net realized and unrealized (loss) gain on securities and
foreign currency translations	(3.19)	1.00	2.25		0.33
Total from Investment Operations	(3.23)	0.99	2.29		0.32
Less Distributions:
Dividends (from net investment income)	-	(0.02)	-		-
Distributions (from capital gains)	(1.79)	(0.94)	-		-
Total Distributions	(1.79)	(0.96)	-		-
Paid in Capital
Paid in capital (from redemption fees)	0.01	0.01	0.00	(b)	-
Total Paid in Capital	0.01	0.01	0.00	(b)	-
Net Asset Value, End of Period	$ 7.64	$ 12.65	$ 12.61		$ 10.32
Total Return (c)	(28.50)%	8.42%	22.19%		3.20%
Net Assets, End of Period (in thousands)	$ 5,706	$ 9,343	$ 6,650		$ 3,835
Average Net Assets for the Period (in thousands)	$ 7,263	$ 8,433	$ 5,238		$ 2,559
Ratio of Gross Expenses to Average Net Assets (e)	3.87%	3.53%	4.54%		9.52%	(d)
Ratio of Net Expenses to Average Net Assets (e)	1.95%	1.95%	1.95%		1.95%	(d)
Ratio of Net Investment (Loss) Income to Average Net Assets	(0.43)%	2.00%	0.39%		(0.14)%	(d)
Portfolio Turnover Rate	158.53%	124.31%	99.10%		31.13%

(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b)	Actual amount is less than $0.01 per share.
(c)	Total return does not reflect sales charge.
(d)	Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any waivers or reimbursements (gross expense ratio)
and after any waivers or reimbursements (net expense ratio).
See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign                                                                                         (Continued)

Tilson Funds

Notes to Financial Statements

exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions

The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Fees on Redemptions

The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the fiscal year ended October 31, 2008 were $31,702 and $3,958 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor (Both Funds)

The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily assets of each

(Continued)

Tilson Funds

Notes to Financial Statements

Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the fiscal year ended October 31, 2008 were 0.45% for each fund. During the year, expenses were reimbursed in the amounts of $120,411 and $139,264, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)

As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee. The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period. While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). The performance fees recouped by the Fund for under performance during the year ended October 31, 2008 were $76,344.

Advisor (Dividend Fund)

As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)

The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator

The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule on the following page which is subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these is provided in the schedule on the following page.

Compliance Services

The Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $7,750 per Fund.

(Continued)

Tilson Funds

Notes to Financial Statements

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, divided paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

___________________________________________________________________________________________

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

__________________________________________________

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$22,520,605	$26,951,289
Dividend Fund	$11,261,759	$12,579,105

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended October 31, 2008.

4.	Options Written

As of October 31, 2008, portfolio securities valued at $1,184,284 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for the fiscal year ended October 31, 2008 (Dividend Fund only).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	1,286	$206,990
Options written	3,041	387,817
Options closed	(3,569)	(520,898)
Options exercised	-	-
Options expired	-	-
Options Outstanding, End of Year	758	$73,909

5.	Federal Income Tax

The tax components of capital shown on the following tables represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) permanent differences between the financial statement and income tax reporting requirements, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes as of October 31, 2008.

Book to tax differences in the current period primarily consist of capital loss deferrals on wash sales and different book tax treatment of short-term capital gains and 988 gain.

________________________________________________

Table 1
Tilson Focus Fund
Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital Gains/(Losses)	Net Tax Appreciation / (Depreciation)
$ -	$ -	$(2,138,685)	$(4,969,286)

Tilson Dividend Fund
Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital Gains/(Losses)	Net Tax Appreciation / (Depreciation)
$ -	$ -	$(1,030,986)	$(1,281,500)

As a result of permanent differences between the financial statement and income tax reporting requirements, the reclassifications, shown in the following table, were made for the fiscal year ended October 31, 2008. These reclassifications had no effect on the net assets or the asset value of the Funds.

____________________________________________

Table 2
	Increase (Decrease) in
Fund	Paid-in Capital	Undistributed
		Net Investment Income	Net Realized Gain (Loss) on Investments
Focus Fund	$(59,342)	$57,905	$1,437
Dividend Fund	$(32,549)	$31,559	$990

(Continued)

Tilson Funds

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2008, are shown in table 3.

_________________________________________________

Table 3
Fund	Federal Tax	Aggregate Gross Unrealized
		Appreciation	Depreciation
Focus Fund	$13,572,140	$167,209	($5,136,495)
Dividend Fund	$6,909,568	$282,762	($1,564,313)

Accumulated capital losses represent net capital loss carry-forwards, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Table 4 below shows the expiration dates of the carryovers.

___________________________________________

Table 4	Capital Loss Carry-Forward Expiration Schedule
As of October 31, 2008
Fund	October 31, 2016
Focus Fund	$2,138,685
Dividend Fund	$1,030,986

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and net investment losses. Permanent differences such as tax returns of capital and net investment losses, if any, would be reclassified against capital.

		Distributions From
Fund	For the fiscal year ended	Ordinary Income	Long Term Capital Gains
Focus Fund	10/31/2008	$451,359	$1,225,668
	10/31/2007	$124,863	$38,557
Dividend Fund	10/31/2008	$585,919	$670,629
	10/31/2007	$409,881	$113,475

Management has analyzed the Fund’s potential tax position for the purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

6.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds entered into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

7.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

(Continued)

Tilson Funds

Notes to Financial Statements

8.	Capital Share Transactions
For the fiscal year ended October 31,	Dividend Fund
	2008	2007
Transactions in Capital Shares	61,504	240,875
Shares sold
Reinvested distributions	126,669	43,804
Shares repurchased	(180,204)	(73,806)
Net Increase in Capital Shares	7,969	210,873
Shares Outstanding, Beginning of Year	738,459	527,586
Shares Outstanding, End of Year	746,428	738,459
For the fiscal year ended October 31,	Focus Fund
	2008	2007
Transactions in Capital Shares
Shares sold	213,864	1,179,684
Reinvested distributions	149,363	11,901
Shares repurchased	(811,671)	(245,416)
Net (Decrease) Increase in Capital Shares	(448,444)	946,169
Shares Outstanding, Beginning of Year	1,841,172	895,003
Shares Outstanding, End of Year	1,392,728	1,841,172

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Tilson Investment Trust

and Shareholders of Tilson Focus Fund

and Tilson Dividend Fund

We have audited the accompanying statements of assets and liabilities of the Tilson Focus Fund and the Tilson Dividend Fund, each a series of shares of beneficial interest of Tilson Investment Trust, including the schedules of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 16, 2005 (date of initial public investment) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Focus Fund and the Tilson Dividend Fund as of October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period March 16, 2005 through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

December 30, 2008

Tilson Funds

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and is available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ending, October 31, 2008.

During the fiscal year, the Tilson Focus Fund and Tilson Dividend Fund paid a long-term capital gain distribution of $1,225,668, and $670,629, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

4.	Additional Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Funds is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-4TILSON (1-888-484-5766). The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $4,800during the fiscal year ended October 31, 2008 from each Fund for their services to the Funds and Trust. The Interested Trustee and officers did not receive compensation from the Funds for their services to the Funds and Trust.

(Continued)

Tilson Funds

Additional Information (Unaudited)

Name and Age	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 76	Trustee and Chairman	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2

Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; The Nottingham Investment Trust II for the six series of that trust, and DGHM Investment Trust for the one series of that trust (all registered investment companies).

Theo H. Pitt, Jr., 72	Trustee	Since 12/2004	Senior Partner, Community Financial Institutions Consulting, since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) since 2003.	2

Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust, New Providence Investment Trust for the one series of that trust; DGHM Investment Trust for the one series of that trust, NCM Capital Investment Trust for the one series of that trust and Hillman Capital Management Investment Trust for the two series of that trust (all registered investment companies).

Interested Trustee
Whitney R. Tilson, 41	Trustee, President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	n/a
Basis of Interestedness: Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.

(Continued)

Tilson Funds

Additional Information (Unaudited)

Other Officers
Glenn H. Tongue, 49	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	JMP Group, Inc (investment banking and asset management firm)
Angela D. Mincher, 42	Assistant Secretary	Since 8/2008	Systems Analyst, The Nottingham Company since 2005; previously Fund Accountant since 2001.	n/a	n/a
A. Vason Hamrick, 31	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

(Continued)

The Tilson Mutual

Funds are series of the

Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services, LLC	T2 Partners Management LP
116 South Franklin Street	145 East 57th Street,
Post Office Drawer 4365	10TH Floor
Rocky Mount, NC 27803-0365	New York, NY 10022

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-888-4TILSON, (1-888-484-5766)

World Wide Web @:	World Wide Web @:

ncfunds.com	tilsonmutualfunds.com

Item 2. CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable.
(a)(3)

The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s Board of Trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	Principal Accountant Fees and Services.
(a)

Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2007	2008
Tilson Focus Fund	$11,500	$12,500
Tilson Dividend Fund	$11,500	$12,500

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2007 and October 31, 2008 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2007	2008
Tilson Focus Fund	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2007 and October 31, 2008 were $4,000 and $4,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)

The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)

/s/ Whitney R. Tilson

Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Date: January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Whitney R. Tilson

Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Tilson Investment Trust

Date: January 9, 2009

By: (Signature and Title)

                                             /s/ Glenn H. Tongue

Glenn H. Tongue

Vice President, Treasurer, and Principal Financial Officer

Tilson Investment Trust

Date: January 9, 2009